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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 16, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                       0-20028                77-0214673
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


                      12201 Technology Boulevard, Suite 150
                               Austin, Texas 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         Regulation FD Disclosure.

     Reference is made to the press release of Valence Technology, Inc., issued on August 16, 2006, regarding financial guidance, which is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.        Description
-----------        -----------

Exhibit 99.1 Press Release of Valence Technology, Inc., dated August 16, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.


Date:    August 16, 2006                   /s/ Thomas F. Mezger
                                           -------------------------------------
                                           Name:    Thomas F. Mezger
                                           Title:   Chief Financial Officer and
                                                    Assistant Secretary


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                                  Exhibit Index

Exhibit No.        Description
------------       -----------

Exhibit 99.1 Press Release of Valence Technology, Inc., dated August 16, 2006.